Prospectus Supplement

July 18, 2013

Morgan Stanley Institutional Fund, Inc.

Supplement dated July 18, 2013 to the Morgan Stanley Institutional Fund, Inc. Prospectus dated April 30, 2013 of:

Opportunity Portfolio (the "Portfolio")

Effective as of the close of business on July 18, 2013, the Portfolio is suspending the continuous offering of its Class P shares, and thus no further purchases of Class P shares of the Portfolio may be made by investors.

Please retain this supplement for future reference.

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